Kemper Strategic
Income Fund

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

     "It was a very good year for the fund across the board -- in terms of total return and market price."

Table of
Contents

3
General
Economic Overview
6
Performance Update
8
Terms to Know
8
Portfolio Statistics
10
Portfolio of
Investments
13
Report of
Independent Auditors
14
Financial Statements
16
Notes to
Financial Statements
18
Financial Highlights
19
Description of Dividend
Reinvestment Plan


At A Glance

-----------------------------------------------------------
TOTAL RETURNS
-----------------------------------------------------------


FOR THE YEAR ENDED NOVEMBER 30, 1995

                                   BASED ON        BASED ON
                                  NET ASSET         MARKET
                                    VALUE           PRICE
-----------------------------------------------------------
KEMPER STRATEGIC
INCOME FUND                        19.29%           20.03%


-----------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-----------------------------------------------------------

                                 AS OF         AS OF
                                11/30/95      11/30/94
------------------------------------------------------
NET ASSET VALUE                 $13.12        $12.60
MARKET PRICE                    $14.25        $13.50


-----------------------------------------------------------
DIVIDEND REVIEW
-----------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1995.

--------------------------------------------------------------
1 YEAR INCOME:                                          $1.70
NOVEMBER DIVIDEND:                                    $0.1450
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                              13.26%
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                                 12.21%


Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.


About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's management team on what might be expected in the coming months.


         Specifically, your report now includes:
         - Terms you need to know related to your fund

         - A look at your fund's portfolio composition and how it has changed

         - The maturity and quality of your fund's underlying investments

             If you have any comments about the revised format, please write to:

             Kemper Funds
             Shareholder Communications
             120 South LaSalle Street
             Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

     We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

     Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

     The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.


MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

     As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

     International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                    [BAR GRAPH]

                                       Now (12/31/95)         6 months ago         1 year ago        2 years ago
10-year Treasury rate(1)                   5.71                  6.28                 7.78              5.75
Prime Rate (2)                             8.65                  8.80                 8.50              6.00
Inflation (3)*                             2.60                  2.97                 2.60              2.74
The U.S. Dollar (4)*                      -1.57                 -9.31                -4.52              1.71
Capital Goods orders (5)*                  7.60                 17.84                13.53             23.75
Industrial production (6)*                 1.88                  2.80                 6.43              3.76
Employment growth (7)*                     1.50                  2.29                 3.15              2.58



Source: Economics Department, Kemper Financial Services, Inc.

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

 * Data as of November 30, 1995
** Data as of October 31, 1995

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

     With the rest of the country, we are closely following political initiatives to produce a balanced fedo react with enthusiasm if progress can be made.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,


/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER
January 9, 1996

Management Team

                        Kemper Strategic Income Fund
                          Portfolio Management Team

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1976 AND IS NOW EXECUTIVE VICE PRESIDENT, CHIEF INVESTMENT OFFICER --FIXED INCOME. HE HAS BEEN PORTFOLIO CO-MANAGER OF THE KEMPER STRATEGIC INCOME FUND SINCE 1995. BEIMFORD RECEIVED HIS BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND WENT ON TO RECEIVE HIS M.B.A. FROM THE UNIVERSITY OF CHICAGO AND IS A CHARTERED FINANCIAL ANALYST.


[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH KFS SINCE 1972 AND IS NOW SENIOR VICE PRESIDENT. HE BECAME PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND IN 1995. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND WENT ON TO RECEIVE HIS M.B.A. FROM LOYOLA UNIVERSITY.


[RESIS PHOTO]

HARRY RESIS IS A SENIOR VICE PRESIDENT WITH KFS. HE JOINED THE COMPANY IN 1988 AND BECAME PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND IN 1995. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.


[TRUTTER PHOTO]

JONATHAN TRUTTER HAS BEEN WITH KFS SINCE 1989. HE IS NOW A FIRST VICE PRESIDENT AND HAS BEEN PORTFOLIO CO-MANAGER OF KEMPER STRATEGIC INCOME FUND SINCE 1995. TRUTTER RECEIVED HIS BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE WENT ON TO RECEIVE A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF NORTHWESTERN UNIVERSITY. HE IS ALSO A CERTIFIED PUBLIC ACCOUNTANT.


The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Performance Update

DURING A YEAR OF FALLING INTEREST RATES, KEMPER STRATEGIC INCOME FUND'S DIVIDEND WAS INCREASED TWICE. THE PORTFOLIO MANAGEMENT TEAM DISCUSSES
HOW IT USED LEVERAGING AND HEDGING TO ENHANCE THE VALUE OF THE FUND AND TO INCREASE ITS INCOME AS INTEREST RATES FELL.


Q      THE FUND CLOSED ITS FIRST FULL FISCAL YEAR WITH A TOTAL RETURN OF 19.29
PERCENT ON A NET ASSET VALUE BASIS. THIS IS IN CONTRAST TO THE NEGATIVE RETURN POSTED LAST YEAR FOR THE FUND'S FIRST SEVEN MONTHS OF PERFORMANCE. WHAT BROUGHT ABOUT THIS SHARP CHANGE?

A      It was a very good year for the fund across the board -- in terms of total return and market price. And it was a great year for the bond market over all. Bond prices appreciated significantly as interest rates fell, economic growth slowed and inflation remained low. This was quite different from the previous year, when economic growth was robust and the Federal Reserve Board raised the federal funds rate multiple times in an effort to circumvent inflation. Bond prices fell dramatically as interest rates rose, and 1994 was one of the worst years in bond history.

Q      WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND AS INTEREST RATES
FELL?

A      For the most part, the fund remains evenly split between investments in mortgage-backed securities, high yield bonds and emerging market bonds. We maintain this allocation because it helps us to meet our primary objective of providing a high level of current income while diversifying risk. As interest rates and coupon rates of new bond issues fell during the year, this objective became more and more challenging. We made asset adjustments but relied more on our use of tools such as leveraging and hedging. As a result, we enhanced the fund's asset allocation -- the level of investments in each sector -- and earned enough income to increase the fund's monthly dividend twice during the year to $0.1450 per share from $0.1275 per share.

Q      CAN YOU ELABORATE ON HOW THESE TOOLS WERE USED?

A      The use of leveraging is an important means of generating income. We borrow short-term funds at market rates to increase our investment in bonds that pay higher rates of interest, which increases income. Since the fund's inception in April 1994, approximately one-third of its net assets have been leveraged -- or used as collateral for the loans.

       The fund's mortgage investments played a substantial role in our ability to leverage. Lenders will generally allow us to borrow almost the full value of our mortgages because of their high credit rating and level of liquidity. As the government market rallied this year, the prices of the fund's mortgages increased. This enabled us to borrow additional funds without leveraging more than one-third of the portfolio. Moreover, the cost of borrowing declined as interest rates fell during the year, freeing more funds to invest.

       Hedging, in contrast, was used to protect our investments, not to increase income. At the start of the year, we had hedges in place on nearly all of our investments in emerging markets. By hedging we can help assure that the value of our investments will not fall below a specific value -- no matter what happens in the market. But it costs money to hedge, so we use this tool only when economic conditions of an entire sector seem uncertain. Also, there is no guarantee that a particular hedging strategy will work. Our hedges were of great value when the Mexican peso was devalued in December 1994, causing turmoil in the entire emerging markets sector. (The actual devaluation of the peso has no direct impact on the fund's holdings as it invests only in U.S. dollar denominated investments.) Although the entire sector was hurt, our hedges reduced the fund's losses. In May we removed the hedges as performance within the sector began to improve.

Q      IS THERE A RISK TO LEVERAGING?

A      The stated objective of this fund is to provide a high level of current income. As such, we will seek to incur only the risk necessary to achieve that objective. The higher the potential for return, the higher the risk involved. Yet, we are cautious about the risks and how we employ our investment tools. For instance, the terms of our loans

Performance Update

are staggered. This reduces the chance that sudden rate changes would impact the entire portfolio at once.

     Leveraging is critical to maintaining the fund's income level and is an integral part of our investment strategy. This year, its use was even more crucial as interest rates fell. Without leveraging a portion of the fund's assets, we could have never increased the dividend. In addition, the market value of the fund's shares rose after each of the two dividend increases, which represented even more value for shareholders. However, investors should realize that leverage presents special risk considerations and can exaggerate the volatility of the net asset value of the fund's shares and its yield.

Q     WHAT WAS THE BEST-PERFORMING SECTOR FOR THE FUND?

A     Mortgages and high yield bonds were both superior performers. As interest rates fell and economic growth slowed, the government bond market rallied. Mortgage performance gained momentum with the rally that heightened in May and continued to a lesser extent through the end of the fiscal year. As a result, our mortgage holdings appreciated significantly in price and provided a favorable level of income.

      High yield investments also performed exceptionally well and our cyclical bond issues provided a great deal of income. Cyclical industries are those that flourish when the economy expands because they produce or support the production of discretionary goods, such as new homes or automobiles. By comparison, defensive industries tend to be less sensitive to economic slowdowns because they support nondiscretionary spending on items such as food or health and beauty products.

      As economic growth slowed during the year, defensive issues gained popularity in the market. Yet we held on to most of our higher-coupon cyclical issues because we were optimistic that the economy would pick up. And our bullishness paid off -- cyclical issues outperformed defensive issues throughout the year, generating a high level of income.

Q     WERE THERE ANY DISAPPOINTMENTS?

A     The fund's emerging markets sector was a disappointment during the first part of the year. As mentioned earlier, its performance was dragged down by the devaluation of the Mexican peso in December 1994. The devaluation triggered a sell-off of investments as it had not been anticipated and highlighted the perils of investing in emerging markets. This fear affected investments not only in Mexico but in all emerging markets and especially those in South and Latin American countries. The term "the tequila effect" was coined to describe this widespread downturn. As a result of the tequila effect, there were very few investment opportunities in the emerging markets sector.

      Although volatility in this sector is to be expected, the losses experienced at that time were extreme. Fortunately, the steepest losses were contained to the first few months of the fiscal year. By late spring, investments in emerging markets began to rebound. Throughout the rest of the year performance remained volatile, but recouped enough to provide gains by the year's end.

      As this sector recovered, we began diversifying our investments among countries to reduce risk. Previously, most of the fund's emerging markets investments were in Argentina. They have performed well and we remain bullish on Argentina, but we believe diversification is prudent. Late in the year, attractive investment opportunities enabled us to increase exposure to Brazil and Mexico and to reduce exposure to Argentina. We will continue to diversify in this sector as more opportunities arise.

Q     WILL NEXT YEAR BE AS POSITIVE FOR THE FUND?

A     While 1996 may not be as robust for the fund as 1995, the economic outlook is very good. We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. Further contributing to this scenario is the likelihood that a meaningful balanced federal budget agreement will be reached. If that happens, it is possible that interest rates may move even lower during 1996. This would be a positive environment for fixed-income investments.

Q     WHAT ARE SOME OF THE RISKS TO THAT ASSUMPTION?

      The risk would be that economic growth significantly accelerates causing interest rates and inflation to rise. But, at this point, that's not what the economic data suggest. Exports and housing construction markets are somewhat strong but it is unlikely that these two forces alone could move the economy in a different direction.

Terms to Know

BOND RALLY A sharp, short-lived rise in bond values after a period of either little movement or falling values.

EMERGING MARKETS A developing or emerging country can be considered to be a country that is in the initial stages of its industrial cycle. Developing or "emerging" markets involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems that may be less stable.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

VOLATILITY The characteristic of an investment that causes it to rise or fall sharply in price in a relatively short time period.


Portfolio Statistics

PORTFOLIO COMPOSITION

-----------------------------------------------------------------------
                                      ON 11/30/95         ON 11/30/94
-----------------------------------------------------------------------
MORTGAGE PASS-THROUGHS                    33%                 34%
HIGH YIELD CORPORATE BONDS                31                  31
EMERGING MARKETS                          33                  32
CASH AND RECEIVABLES                      --                   3

OTHER                                      3                  --
-----------------------------------------------------------------------
                                         100%                100%


                                 [PIE CHART]

- MORTGAGE PASS-THROUGHS
- HIGH YIELD CORPORATE BONDS
- EMERGING MARKETS
- CASH AND RECEIVABLES
- OTHER

Portfolio Statistics

LONG-TERM FIXED INCOME
SECURITIES RATINGS

-----------------------------------------------------------------------
                                      ON 11/30/95         ON 11/30/94
-----------------------------------------------------------------------
AAA                                       36%                 35%
A                                          7                  --
BB                                        21                  39
B                                         33                  25
Other                                      3                   1
-----------------------------------------------------------------------
                                         100%                100%


                                 [PIE CHART]

 - AAA
 - A
 - BB
 - B
 - OTHER

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.


AVERAGE MATURITY

-----------------------------------------------------------------------
                                      ON 11/30/95         ON 11/30/94
-----------------------------------------------------------------------
AVERAGE MATURITY                      11.3 YEARS          12.7 YEARS

                                                   Portfolio of Investments

KEMPER STRATEGIC INCOME FUND

Portfolio of Investments at November 30, 1995
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
 GOVERNMENT OBLIGATIONS                                                    PRINCIPAL AMOUNT       VALUE
U.S. GOVERNMENT                  Government National Mortgage Association
OBLIGATIONS--48.2%                 7.50%, 2023-2024                                 $ 9,646    $  9,842
                                   8.00%, 2022-2024                                  11,356      11,743
                                 ---------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost $20,257)                                                  21,585
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT            (c)Republic of Argentina
OBLIGATIONS--48.8%                 5.5625%, 2002                                      8,900       6,090
                                   5.5625%, 2007                                      5,125       3,455
                                 Federal Republic of Brazil, 8.00%, 2014             14,653       7,775
                                 United Mexican States, 6.25%, 2019                   3,550       2,183
                                 Panama, 7.25%, 2014                                  2,825       2,345
                                 ---------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost: $20,329)                                                 21,848
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS
AGRICULTURE AND                  Hines Horticulture, 11.75%, 2005                       500         512
CHEMICALS--2.2%                  Pioneer Americas Acquisition Corp., 13.375%,
                                   2005                                                 140         146
                                 Polymer Group Inc., 12.25%, 2002                       135         140
                                 Rexene Corporation, 11.75%, 2004                       170         181
                                 ---------------------------------------------------------------------------
                                                                                                    979
------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS       ACT III Broadcasting, Inc., 9.625%, 2003               500         520
AND PUBLISHING--12.7%            Affinity Group Inc., 11.50%, 2003                      500         505
                              (b)Australis Media Corporation, 14.00%, 2003              400         288
                              (b)Bell Cablemedia PLC, 11.95%, 2004                      370         253
                                 Cablevision Industries Corporation, 9.25%, 2008        500         530
                                 Cablevision Systems Company, 9.875%, 2013              450         470
                                 CF Cable TV Inc., 11.625%, 2005                        110         120
                                 Continental Cablevision, Inc., 9.50%, 2013             250         263
                              (b)Echostar Communications,
                                   12.875%, with warrants, 2004                         700         483
                                 Granite Broadcasting, 10.375%, 2005                    250         256
                              (b)International Cabletel Incorporated, 12.75%,
                                   2005                                               1,130         694
                                 Rogers Cablesystems Limited, 10.00%, 2005              140         147
                                 Sinclair Broadcast Group, Inc., 10.00%, 2003           500         511
                              (b)Videotron Holdings PLC, 11.125%, 2004                  250         169
                                 Webcraft Technologies, Inc., 9.375%, 2002              500         480
                                 ---------------------------------------------------------------------------
                                                                                                  5,689
------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES, HOME          Coinmach, 11.75%, 2005                                 200         202
BUILDING AND REAL ESTATE         Hovnanian Kent, 11.25%, 2002                           500         471
--3.0%                           Outdoor Systems, Inc., 10.75%, 2003                    500         483
                                 The Presley Companies, 12.50%, 2001                    250         200
                                 ---------------------------------------------------------------------------
                                                                                                  1,356
------------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT       VALUE
COMMUNICATIONS--3.0%          (b)Call-Net Enterprises, 13.25%, 2004                 $   330    $    234
                           (a)(b)Celcaribe, S.A., 13.50%, 2004                          300         278
                                 Century Communications, 11.875%, 2003                  250         267
                                 Communication and Power Industry, Inc., 12.00%,
                                   2005                                                 150         154
                                 Intermedia Communications of Florida, Inc.,
                                   13.50%, with warrants, 2005                          200         219
                                 USA Mobile Communications, Inc. II, 14.00%, 2004       150         174
                                 ---------------------------------------------------------------------------
                                                                                                  1,326
------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH                 Charter Medical Corporation, 11.25%, 2004              500         542
CARE--2.2%                       Dade International, Inc., 13.00%, 2005                 160         177
                                 Ornda Healthcorporation, 12.25%, 2002                  250         274
                                 ---------------------------------------------------------------------------
                                                                                                    993
------------------------------------------------------------------------------------------------------------
ENERGY AND RELATED               Chesapeake Energy Corporation, 10.50%, 2002             80          83
SERVICES--1.7%                   Empire Gas Corporation, 7.00%, with warrants,
                                   2004                                                 260         215
                                 Gerrity Oil & Gas, 11.75%, 2004                        500         466
                                 ---------------------------------------------------------------------------
                                                                                                    764
------------------------------------------------------------------------------------------------------------
HOTEL, GAMING AND                Bally's Park Place Funding, Inc., 9.25%, 2004          500         500
ENTERTAINMENT--3.7%              Cinemark USA, Inc., 12.00%, 2002                       200         218
                                 Empress Riverboat Casino, 10.75%, 2002                 200         206
                                 Player's International, Inc., 10.875%, 2005            470         439
                                 Santa Fe Hotel Inc., 11.00%, 2000                      412         288
                                 ---------------------------------------------------------------------------
                                                                                                  1,651
------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS            Aftermarket Technology, 12.00%, 2004                   500         524
AND TECHNOLOGY                (b)Building Materials Corp. of America, 11.75%,
--10.3%                            2004                                               1,100         742
                                 Day International Group, Inc., 11.125%, 2005            40          40
                                 Fairchild Industries, 12.25%, 1999                     500         524
                              (b)Foamex - JPS Automotive L.P.,
                                   14.00%, with warrants, 2004                          160          92
                                 Great Dane Holding Company, 12.75%, 2001               320         295
                                 GS Technologies, 12.25%, 2005                          200         200
                                 Gulf States Steel, 13.50%, with warrants, 2003         200         174
                                 Jordan Industries, 10.375%, 2003                       150         126
                                 Merisel Inc., 12.50%, 2004                             250         188
                                 Nortek, 9.875%, 2004                                   780         727
                                 Unisys Corporation, 13.50%, 1997                       500         480
                                 Waxman Industries, Inc., 12.25%, 1998                  500         485
                                 ---------------------------------------------------------------------------
                                                                                                  4,597
------------------------------------------------------------------------------------------------------------
PAPER AND FOREST              (b)Gaylord Container Corporation, 12.75%, 2005            500         481
PRODUCTS--3.7%                   Maxxam Group, Inc., 11.25%, 2003                       500         488
                                 SD Warren Company, 12.00%, 2004                        170         188
                                 Sweetheart Cup Company Inc., 10.50%, 2003              500         503
                                 ---------------------------------------------------------------------------
                                                                                                  1,660
------------------------------------------------------------------------------------------------------------
RETAILING, FOOD                  Beatrice Foods, Inc., 12.00%, 2001                     500         125
AND BEVERAGE--2.5%               (d)Color Tile Inc., 10.75%, 2001                       330          30
                                 (b)International Semi-Tech Microelectronics
                                   Inc.,
                                   11.50%, 2003                                         840         433
                                 Thrifty Payless, Inc., 12.25%, 2004                    500         536
                                 ---------------------------------------------------------------------------
                                                                                                  1,124
------------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                           PRINCIPAL AMOUNT       VALUE
TRANSPORTATION--1.3%          (d)Burlington Motor Holdings Inc., 11.50%, 2003       $   500    $    105
                                 OMI Corporation, 10.25%, 2003                          550         485
                                 ---------------------------------------------------------------------------
                                                                                                    590
                                 ---------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS--46.3%
                                 (Cost: $21,400)                                                 20,729
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENT--1.1%
                                 Yield 5.90%, Due 1995
                                 Cooper Industries, Inc.,
                                 (Cost: $500)                                           500         500
                                 ---------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--144.4%
                                 (Cost: $62,486)                                                 64,662
                                 ---------------------------------------------------------------------------
                                 LIABILITIES, LESS CASH AND OTHER ASSETS--(44.4)%              (19,886)
                                 ---------------------------------------------------------------------------
                                 NET ASSETS--100%                                              $ 44,776
                                 ===========================================================================

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following security may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; it was valued at cost on the date of acquisition. The security is valued at fair value as determined in good faith by the Board of Trustees of the Fund. At November 30, 1995 the value of the funds restricted security was $278,000 which represented .62% of net assets.

                                                                     DATE OF      PRINCIPAL    UNIT
        SECURITY DESCRIPTION                                       ACQUISITION     AMOUNT      COST
        --------------------------------------------------------------------------------------------
        Celcaribe, S.A., 13.50%, 2004                                May 1994     $ 300,000    $0.80
        --------------------------------------------------------------------------------------------

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Variable rate securities. The rates shown are effective rates on November 30, 1995. The dates shown represent the final maturity of the obligations.

(d) Non-income producing security. Issuer has defaulted on the payment of interest.

Based on the cost of investments of $62,486,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $3,689,000, the aggregate gross unrealized depreciation was $1,513,000 and the net unrealized appreciation of investments was $2,176,000.

See accompanying Notes to Financial Statements.

                                             Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER STRATEGIC INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Fund as of November 30, 1995, the related statement of operations for the year then ended and the statements of cash flows and changes in net assets and the financial highlights for the year then ended and for the period from April 29, 1994 (initial public offering) to November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Fund at November 30, 1995, the results of its operations, its cash flows, and the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

January 12, 1996

                                                       Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

-------------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $62,486)                                                                           $64,662
-------------------------------------------------------------------------------------------------
Interest rate swap agreements, at value                                                       405
-------------------------------------------------------------------------------------------------
Cash                                                                                          578
-------------------------------------------------------------------------------------------------
Interest receivable                                                                           842
-------------------------------------------------------------------------------------------------
Deferred organization costs                                                                    34
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                           66,521
=================================================================================================

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Liability under reverse repurchase agreements                                              21,504
-------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                       202
-------------------------------------------------------------------------------------------------
  Management fee                                                                               30
-------------------------------------------------------------------------------------------------
  Other                                                                                         9
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                      21,745
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 3,413 SHARES OUTSTANDING, $.01 PAR VALUE, EQUIVALENT TO $13.12
  PER SHARE                                                                               $44,776
=================================================================================================

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Paid-in capital                                                                           $47,670
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments                                      (6,199)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                  2,581
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                           724
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                               $44,776
=================================================================================================
NET ASSET VALUE PER SHARE ($44,776 / 3,413 shares outstanding)                             $13.12
=================================================================================================

STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Interest Income                                                                         $ 7,558
-------------------------------------------------------------------------------------------------
  Expenses:
    Management fee                                                                            359
-------------------------------------------------------------------------------------------------
    Interest expense                                                                        1,313
-------------------------------------------------------------------------------------------------
    Custodian and transfer agent fees and related expenses                                     68
-------------------------------------------------------------------------------------------------
    Professional fees                                                                          51
-------------------------------------------------------------------------------------------------
    Trustees' fees and other                                                                   44
-------------------------------------------------------------------------------------------------
      Total expenses                                                                        1,835
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                       5,723
=================================================================================================

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments                                                (4,905)
-------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation on investments                                      6,733
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                     1,828
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 7,551
=================================================================================================

See accompanying Notes to Financial Statements.

                                                       Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS
(in thousands)

                                                              YEAR ENDED         APRIL 29, 1994
                                                             NOVEMBER 30,        TO NOVEMBER 30,
                                                                 1995                 1994
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                            $5,723                   2,929
-------------------------------------------------------------------------------------------------
  Net realized loss                                                (4,905)                 (1,286)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                6,733                  (4,152)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        7,551                  (2,509)
-------------------------------------------------------------------------------------------------
Distribution from net investment income                            (5,792)                 (2,144)
-------------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(48 shares in 1995 and 8 shares in 1994)                              627                     108
-------------------------------------------------------------------------------------------------
Net proceeds from shares sold (3,350 shares)                           --                  46,835
-------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        2,386                  42,290
=================================================================================================
-------------------------------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                42,390                     100
-------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
  income of $724 and $787, respectively)                           44,776                  42,390
=================================================================================================
-------------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
Increase (decrease) in net assets from operations                   7,551                  (2,509)
-------------------------------------------------------------------------------------------------
Non-cash items                                                     (4,107)                  4,020
-------------------------------------------------------------------------------------------------
Sale (purchase) of investments                                        577                 (65,640)
-------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                 4,021                 (64,129)
=================================================================================================
-------------------------------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from:
  Reverse repurchase agreements                                       702                  20,298
-------------------------------------------------------------------------------------------------
  Issuance of capital stock                                            --                  47,235
-------------------------------------------------------------------------------------------------
Payments for:
  Distributions to shareholders                                    (5,165)                 (2,036)
-------------------------------------------------------------------------------------------------
  Organization and offerings costs                                     --                    (448)
-------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (4,463)                 65,049
-------------------------------------------------------------------------------------------------
  Net increase (decrease) in cash                                    (442)                    920
-------------------------------------------------------------------------------------------------
Cash at beginning of period                                         1,020                     100
-------------------------------------------------------------------------------------------------
Cash at end of period                                                $578                   1,020
=================================================================================================

                                              Notes to Financial Statements

--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options and interest rate swap agreements are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium, original issue discount and market discount amortization. Payments received or made under interest rate swap agreements are recorded as adjustments to interest income. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended November 30, 1995. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $6,192,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2004.

                             The Fund declares and pays dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATION AND OFFERING COSTS. Organization costs of $47,500 were capitalized and are being amortized over a five year period. Offering costs of $400,000 were treated as a reduction of the proceeds received from the initial public offering.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $359,000 for the year ended November 30, 1995.

                                              Notes to Financial Statements

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder service fees to KSvC of $24,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct payments to its officers and incurred trustees fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT TRANSACTIONS For the year ended November 30, 1995, investment transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $42,676

                             Proceeds from sales                          39,974

--------------------------------------------------------------------------------
4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties. Approximately
                             $16,255,000 of the agreements mature within thirty days, with the remainder maturing within ninety days. The weighted average interest rate is 6.28%.
                             Securities valued at $21,585,000 have been pledged as collateral for the agreements.

--------------------------------------------------------------------------------
5    INTEREST RATE SWAP
     AGREEMENTS              In order to reduce the uncertainty of future
                             interest rates for a portion of the portfolio, the Fund has entered into interest rate swap agreements with counterparties to convert investments in floating rate obligations into fixed rate obligations. At November 30, 1995, the Fund had outstanding interest rate swap agreements as follows:

                                                                                                  FLOATING RATE    FIXED RATE
                                                                                                  PAYMENTS MADE     PAYMENTS
                                                                        NOTIONAL    TERMINATION    BY THE FUND      RECEIVED
                                                COUNTERPARTY             AMOUNT        DATE          BASED ON      BY THE FUND
                                       ------------------------------  ----------   -----------   --------------   -----------
                                       GS Financial Products U.S.,
                                         L.P.                          $5,000,000   5/31/1999       LIBOR              6.97%
                                       ---------------------------------------------------------------------------------------
                                       Lehman Brothers Special
                                         Financing Inc.                 5,000,000   5/31/1999       LIBOR             6.875%
                                       ---------------------------------------------------------------------------------------

                             The Fund bears the market risk from changes in interest rates and accordingly the unrealized gain
                             (loss) on the investments is included in the financial statements. The unrealized gain on outstanding interest rate swap agreements at November 30, 1995 amounted to $405,000. The Fund also bears the credit risk that the counterparty will not perform under the contract.

                                                       Financial Highlights

                                                                     YEAR ENDED       APRIL 29, 1994
                                                                    NOVEMBER 30,     TO NOVEMBER 30,
                                                                        1995               1994
----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                      $12.60                13.97
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                     1.68                  .87
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                                    .54                (1.60)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                            2.22                 (.73)
----------------------------------------------------------------------------------------------------------
Less distribution from net investment income                                1.70                  .64
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $13.12                12.60
----------------------------------------------------------------------------------------------------------
Market value, end of period                                               $14.25                13.50
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 TOTAL RETURN (NOT ANNUALIZED)
Based on net asset value                                                   19.29%               (5.43)
----------------------------------------------------------------------------------------------------------
Based on market value                                                      20.03                (5.67)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                                                    4.35%                3.41
----------------------------------------------------------------------------------------------------------
Net investment income                                                      13.56                10.95
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
Net assets at end of period (in thousands)                               $44,776               42,390
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       49%                  55
----------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

                                  Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper
                             Strategic Income Fund (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 419066
                             Kansas City, Missouri 64141-6066
                             1-800-294-4366

                                  Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage with respect to Shares
                             issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S NAME    Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to

                                  Description of Dividend Reinvestment Plan

                             notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

                                                      Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Strategic Income Fund shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of additional Trustees

                               For      Withheld
   James E. Akins           3,048,354   120,743
   Fred B. Renwick          3,048,354   120,743

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against     Abstain
    3,117,771      14,747      36,579

3) Approval of new investment management agreement

       For        Against     Abstain
    3,082,411      24,175      65,511

                                     NOTES

Trustees and Officers

TRUSTEES                          OFFICERS

STEPHEN B. TIMBERS                JOHN E. NEAL
President and Trustee             Vice President

JAMES E. AKINS                    JOHN E. PETERS
Trustee                           Vice President

ARTHUR R. GOTTSCHALK              J. PATRICK BEIMFORD, JR
Trustee                           Vice President

FREDERICK T. KELSEY               MICHAEL A. MCNAMARA
Trustee                           Vice President

FRED B. RENWICK                   HARRY E. RESIS, JR.
Trustee                           Vice President

JOHN B. TINGLEFF                  JONATHAN W. TRUTTER
Trustee                           Vice President

JOHN G. WEITHERS                  PHILIP J. COLLORA
Trustee                           Vice President and
                                  Secretary

                                  CHARLES F. CUSTER
                                  Vice President and
                                  Assistant Secretary

                                  JEROME L. DUFFY
                                  Treasurer

----------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

----------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT            KEMPER SERVICE COMPANY
                                     P.O. Box 419066
                                     Kansas City, MO 64141-6066

----------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT         INVESTORS FIDUCIARY TRUST COMPANY
                                     127 West 10th Street
                                     Kansas City, MO 64105

----------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG LLP
                                     233 South Wacker Drive
                                     Chicago, IL 60606

----------------------------------------------------------------------------
INVESTMENT MANAGER                   KEMPER FINANCIAL SERVICES, INC.
                                     120 South LaSalle Street
                                     Chicago, IL 60603


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